                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 26, 2001


                                RADIOLOGIX, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



              DELAWARE                           000-23311                              75-2648089
      (STATE OF INCORPORATION)           (COMMISSION FILE NUMBER)            (IRS EMPLOYER IDENTIFICATION NO.)


           3600 CHASE TOWER, 2200 ROSS AVENUE DALLAS, TEXAS                                75201
                (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                                (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (214) 303-2776

ITEM 5.   OTHER EVENTS

         On November 26, 2001, Radiologix, Inc. (the "Company") announced that it intends to offer through a private placement, subject to market and other conditions, $160.0 million aggregate principal amount of Senior Notes due 2008.

         The entire text of the Company's press release is incorporated by reference herein and a copy of the press release has been filed as an exhibit to this report.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

         (c) EXHIBITS

99.1     Press Release dated November 26, 2001


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                RADIOLOGIX, INC.

November 26, 2001                          By:    /s/ Mark L. Wagar
                                                -------------------------------
                                                Mark L. Wagar
                                                Chairman of the Board
                                                and Chief Executive Officer

                                INDEX TO EXHIBITS

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
99.1              Press Release dated November 26, 2001.